UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2019

DEEP DOWN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18511 Beaumont Highway, Houston, TX 77049

(Address of principal executive offices) (Zip Code)

(281) 517-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: This Amendment No. 1 to the Current Report of Deep Down, Inc. on Form 8-K is being amended and restated in its entirety, to add information regarding the committees on which the members of our Board of Directors will serve.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On April 16, 2019, Deep Down, Inc. (the “Company”) announced Mr. David J. Douglas and Mr. Neal I. Goldman have joined the Board of Directors (the “Board”) as independent directors. Mr. Douglas and Mr. Goldman were elected by the current directors on April 12, 2019 to fill two vacancies on the Board, effective as of April 16, 2019.

Mr. Douglas is the Principal of Jamaka Capital Management, LLC., the Company’s largest institutional investor. Mr. Douglas has over 30 years of investment experience as a principal including 25 years in the family office industry. Mr. Douglas is a graduate of the University of Pennsylvania’s Wharton School earning a BS in Economics, Magna Cum Laude.

Mr. Goldman is the President and Founder of Goldman Capital Management, Inc., a family office since 2018, which was previously an investment advisory firm founded in 1985. Mr. Goldman is a Chartered Financial Analyst (CFA). Mr. Goldman received his B.A. degree in Economics from The City University of New York (City College).

There are no family relationships between Mr. Douglas or Mr. Goldman and any director or executive officer of the Company, and there are no arrangements or understandings between them and any other person pursuant to which they were selected as directors.

At a meeting of the Board held on May 7, 2019, the Board established the membership of the committees of the Board. Mr. Douglas will chair the Compensation Committee, and will serve on the Audit Committee, while Mr. Goldman will serve as a member on both the Audit Committee and the Compensation Committee. Mark Carden, our Chairman, will continue to serve on the Audit Committee and the Compensation Committee, and will continue to be the chair of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2019

DEEP DOWN, INC.

By:	/s/ Ronald E. Smith
Ronald E. Smith
Chief Executive Officer